THIRD AMENDMENT AND FORBEARANCE, dated as of October 19, 2001 (this “Amendment”), to the Credit Agreement, dated as of November 23, 1999 (as heretofore amended, the “Credit Agreement”), among MERRILL CORPORATION, a Minnesota corporation, as a guarantor (“Holdco”), MERRILL COMMUNICATIONS LLC, a Delaware limited liability company, as the borrower (the “Company”), the various financial institutions from time to time parties to the Credit Agreement (collectively, the “Lenders”), WELLS FARGO BANK, N.A., as documentation agent for the Lenders (the “Documentation Agent”), and U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and its Subsidiaries;

WHEREAS, as of the date hereof, the Company is not in compliance with the covenants contained in Sections 7.2.4 and 7.1.1 of the Credit Agreement and a Default has resulted from such non-compliance (collectively, the “Non-Compliance and Defaults”); and

WHEREAS, the Company has requested, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement and to forbear from the exercise of certain rights and remedies under the Credit Agreement in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:

1.     Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.     Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:

“Third Amendment” means the Third Amendment and Forbearance, dated as of October 19, 2001, to this Agreement, among Holdco, the Lenders, the Documentation Agent and the Administrative Agent.

3.     Limited Forbearance.  For the period from October 19, 2001 up to and including November 18, 2001 (the "Forbearance Period"), the Administrative Agent and the Lenders hereby agree to forebear from their right to exercise their rights and remedies pursuant to Sections 4.9 and 8.3 of the Credit Agreement; provided, however, that, notwithstanding the foregoing, in the event (i) of the occurrence of any Default, other than the Non-Compliance and Defaults, during the Forbearance Period, (ii) that the Company gives notice to the Lenders of its intention to make any payment to the trustee named under the Senior Subordinated Note Indenture (the “Trustee”), or directly to a holder for and on behalf of the Senior Subordinated Notes, as provided for in Section 4 of this Amendment, or (iii) the Company’s projected EBITDA for the Fiscal Year ending January 31, 2002 is below $40,000,000, the Administrative Agent and the Lenders reserve the right to exercise any of their rights and remedies under the Credit Agreement or this Amendment and, in such event, Section 3 of this Amendment shall immediately be deemed null and void.

4.     Notice of Intent to Make Interest Payment.  In the event that, during the Forbearance Period, the Company determines to make any payments to the Trustee, or directly to a holder for and on behalf of the Senior Subordinated Notes, the Company shall provide the Administrative Agent and Weil, Gotshal & Manges LLP, counsel to the Lenders (hereinafter referred to as “Lenders’ Counsel”), with three (3) Business Days written notice of such intent prior to making any such payment.

5.     Amendment to Section 7.2.16 of the Credit Agreement.  Section 7.2.16 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restated as follows:

SECTION 7.2.16. Limitations on Use of Cash.  From and after October 19, 2001, each of Holdco and the Company will not, and will not permit any other Restricted Subsidiary to,

(i)            make any payment using any amounts from (a) the operating account that is maintained by the Company at U.S. Bank National Association, Acct. #170225026310 (the “Operating Account”) or (b) the investment account that is maintained by the Company at U.S. Bancorp, Inc., Acct. #13073796 (the “Investment Account”), in an amount greater than one million dollars ($1,000,000), unless the Company has provided the Administrative Agent and Lender’s Counsel with three (3) Business Days prior written notice of the Company’s intention to make such payment; provided, however, that this Section 7.2.16 shall not be applicable with respect to transfers from the Operating Account to (x) the payroll disbursement account maintained by the Company at U.S. Bank, Acct. #170225139287, in an amount not to exceed $7,000,000, and (y) any governmental authority to satisfy tax obligations; and

(ii)           upon compliance with Section 7(b)(i) of the Third Amendment, maintain cash balances, bank deposits or Cash Equivalent Investments other than with a Lender, except with respect to cash balances, bank deposits and Cash Equivalent Investments in (a) an aggregate amount not exceeding $1,000,000 and held by Merrill Corporation, Canada and 793473 Ontario Ltd. and (b) an aggregate amount not exceeding $1,000,000 and held by non-Canadian Non-U.S. Subsidiaries.

6.     Amendment to Section 8.1.3 of the Credit Agreement.  Section 8.1.3 of the Credit Agreement is hereby amended by inserting the phrase “or Section 4 of the Third Amendment” immediately following the parenthetical “(other than Section 7.2.1)” at the end thereof.

7.     Conditions to Effectiveness.

(a)   This Amendment shall become effective on the date first written above upon the Administrative Agent having received the following:

(i)            notwithstanding any provisions of the Credit Agreement, a prepayment of the outstanding amount of the Term Loans, as provided for in Section 3.1.1(a) of the Credit Agreement, in an amount equal to twenty million dollars ($20,000,000) and, notwithstanding the provisions of Section 3.1.2(b) of the Credit Agreement, such monies shall be applied, pro rata among the Term Loans, in the inverse order of maturity; and

(ii)           counterparts of this Amendment duly executed and delivered by Holdco, the Company and the Required Lenders together with a consent to this Amendment duly executed and delivered by the Subsidiary Guarantors.

(b)   The provisions of Section 3 hereof shall terminate if any of the following shall not have been satisfied,

(i)            no later than five (5) Business Days after the execution of this Amendment, the cash balances, bank deposits and Cash Equivalent Investments (a) held by Merrill Corporation, Canada and 793473 Ontario Ltd. shall have been reduced to an aggregate amount not exceeding $1,000,000 and (b) held by non-Canadian Non-U.S. Subsidiaries shall have been reduced to an aggregate amount not exceeding $1,000,000, and the excess balances thereof shall have been transferred to the Operating Account or the Investment Account; and

(ii)           no later than three (3) Business Days after the Administrative Agent shall have delivered to the Company final drafts of all additional agreements as the Administrative Agent may reasonably request, including without limitation, certain irrevocable letters of direction to depository institutions and control agreements, in each case in form and substance satisfactory to the Administrative Agent (collectively, the “Additional Documents”), the Company shall deliver duly executed copies of the Additional Documents to the Administrative Agent;

(iii)          no later than five (5) Business Days after the Administrative Agent shall reasonably request any additional information and materials, the Company shall deliver such information and materials to the Administrative Agent; and

(iv)          by October 26, 2001, the Administrative Agent shall have received from the Company the following:

a.             the Company’s financial results for the month of September, 2001; and

b.             the Company’s EBITDA projections for the balance of Fiscal Year 2002.

8.     Continuing Effect.  Except as expressly amended and modified hereby, the Credit Agreement, including, without limitation, Articles IV, VII and VIII thereof, shall continue to be and shall remain in full force and effect in accordance with its terms.

9.     No Waiver.  Notwithstanding any provisions contained in the Credit Agreement or in this Amendment to the contrary, nothing contained in this agreement should be deemed or construed as a waiver of the Non-Compliance and Defaults.

10.   Limitations on Liability.  The Company agrees that the Administrative Agent, each Lender and each Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, representatives, attorneys, consultants and advisors of or to any of the foregoing (each such Person being a “Lender Party”) shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to Holdco, the Company or any of its respective Subsidiaries or any of their equity holders or creditors for or in connection with the transactions contemplated hereby or in the Loan Documents or the Senior Subordinated Notes with respect to any acts of any Lender Party prior to the effectiveness of this Amendment, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from such Lender Party’s gross negligence or willful misconduct.  In no event, however, shall any Lender Party be liable with respect to the acts of any Lender Party prior to the effectiveness of this Amendment, on any theory of liability for any special, indirect, consequential or punitive damages and each of Holdco and the Company hereby waives, releases and agrees (for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

11.   Press Releases and Public Disclosure.  Each of Holdco and the Company agrees that neither it nor its Affiliates will issue any press releases or other public disclosure (each, a “Disclosure Document”) using the name of the Administrative Agent, any Lender or any of their respective Affiliates or referring to the Credit Agreement, the other Loan Documents or the Senior Subordinated Notes without the prior written notice to the Administrative Agent and without the prior written consent of the Administrative Agent unless (and only to the extent that) Holdco, the Company or its respective Affiliate is required to do so under law and then, in any event, Holdco, the Company or its respective Affiliate will provide a copy of such Disclosure Document to the Administrative Agent before issuing such Disclosure Document.

12.   Representation and Warranties.  On and as of the date hereof, after giving effect to this Amendment, each of Holdco and the Company hereby represents and warrants to the Lenders that (i) each of its representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that (A) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date or (B) such representations and warranties are untrue or incorrect solely by virtue of the existence of the Non-Compliance and Defaults and (ii) no Default, other than the Non-Compliance and Defaults, has occurred and is continuing.

13.   General.  (a)  Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent and the Lenders for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of (x) counsel to the Administrative Agent and (y) Lenders’ Counsel.

(b)   No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(c)   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)   Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

(e)   Successors.  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitment and Loans.

 [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL CORPORATION

	By:	/s/ John W. Castro
Name: John W. Castro
Title: Chief Executive Officer

MERRILL COMMUNICATIONS LLC

	By:	/s/ John W. Castro
Name: John W. Castro
Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as the Administrative Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A., as the Documentation Agent and as a Lender

By:
Name:
Title:

LENDERS

CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

	By:	/s/ James B. Wallock
Name: James B. Wallock
Title: Vice President

HARRIS TRUST & SAVINGS BANK, as a Lender

	By:	/s/ Andrew T. Claar
Name: Andrew T. Claar
Title: Vice President

TRANSAMERICA BUSINESS CREDIT CORP., as a Lender

	By:	/s/ Stephen K. Goetschius
Name: Stephen K. Goetschius
Title: Senior Vice President

BANK ONE, N.A., as a Lender

	By:	/s/ Kevin Christensen
Name: Kevin Christensen
Title: 1st Vice President

COMERICA BANK, as a Lender

By:
Name:
Title:

THE FUJI BANK, LIMITED, as a Lender

By:
Name:
Title:

GE CAPITAL CORPORATION-SFG, as a Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

	By:	/s/ Robert M. Kadlick
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

FIRST UNION NATIONAL BANK, as a Lender

By:
Name:
Title:

APEX (IDM) CDO I, LTD., as a Lender

By:
Name:
Title:

ELC (CAYMAN) LTD. 1999-II, as a Lender

By:
Name:
Title:

ELC (CAYMAN) LTD. 1999-III, as a Lender

By:
Name:
Title:

ELC (CAYMAN) LTD. 2000-I

By:
Name:
Title:

THE DAI-ICHI KANGYO BANK, LTD., as a Lender

	By:	/s/ Naoki Yamamori
Name: Naoki Yamaori
Title: Sr. Vice President & Dept. Head

BALANCED HIGH-YIELD FUND I LTD., as a Lender
	By:	BHF (USA) Capital Corporation Acting As Attorney-In-Fact

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

BALANCED HIGH-YIELD FUND II LTD., as a Lender
	By:	BHF (USA) Capital Corporation Acting As Attorney-In-Fact

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

ARCHIMEDES FUNDING, LLC, as a Lender
	By:	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

ARCHIMEDES FUNDING III, LTD., as a Lender
	By	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

KZH ING-2 LLC, as a Lender

	By:	/s/ Susan Lee
Name: Susan Lee
Title: Authorized Agent

SEQUILS-ING I (HBDGM), LTD., as a Lender
	By	ING Capital Advisors LLC, as Collateral Manager

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

SWISS LIFE US RAINBOW LIMITED, as a Lender
	By:	ING Capital Advisors LLC, as Investment Manager

	By:	/s/ David Scheiber
Name: David Scheiber
Title: Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender

	By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender

	By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY INC.
As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

	By:	/s/ Jeffrey Megar
Name: Jeffrey Megar
Title: Principal

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender

	By:	/s/ Sheila Pinnerty
Name: Sheila Pinnerty
Title: Executive Director

HELLER FINANCIAL, INC., as a Lender

By:
Name:
Title:

SENIOR DEBT PORTFOLIO, as a Lender

	By:	/s/ illegible
Name: Boston Management and Research
Title: As Investment Advisor

EATON VANCE SENIOR INCOME TRUST, as a Lender
	By:	/s/ illegible
Name: Eaton Vance Management
Title: As Investment Advisor
OXFORD STRATEGIC INCOME FUND, as a Lender

	By:	/s/ illegible
Name: Eaton Vance Management
Title: As Investment Advisor

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

	By:	/s/ illegible
Name: Eaton Vance Management
Title: As Investment Advisor

STANFIELD CLO, LTD., as a Lender,
	By:	Stanfield Capital Partners LLC as its Collateral Manager

	By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

EATON VANCE CDO III, LTD., as a Lender

	By:	/s/ illegible
Name: Eaton Vance Management
Title: As Investment Advisor

WAYLAND INVESTMENT FUND II, LLC, as a Lender

	By:	/s/ Christopher Pears
Name: Christopher Pears
Title: Assistant Vice President

WAYLAND INVESTMENT FUND, LLC, as a Lender

	By:	/s/ Christopher Pears
Name: Christopher Pears
Title: Assistant Vice President